Equity Incentive Plan (Details) (Employee stock options, USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Employee stock options
Summary of fair value of stock options granted and assumptions
Estimated Fair Value	$ 306,189	$ 158,265
Options Granted	330,470	67,000
Expected Term	3 years	3 years
Expected Dividend	0.00%	0.00%
Volatility, Minimum	30.00%	32.00%
Volatility, Maximum	33.00%	39.00%
Risk Free Interest Rate, Minimum	0.30%	0.30%
Risk Free Interest Rate, Maximum	0.90%	0.40%